Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-48220

                         THE GABELLI MONEY MARKET FUNDS
                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                                  (THE "FUND")

          Supplement dated September 18, 2008, to the Fund's Prospectus
                    (the "Prospectus") dated January 28, 2008

The second footnote to the Fee Table in the section titled "Fees and Expenses of the Fund" on page 3 of the Prospectus is replaced in its entirety with the following:

Gabelli Funds, LLC (the "Manager") contractually has agreed to waive all or a portion of its management fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets. This contractual arrangement is in effect through the Fund's fiscal year ending September 30, 2010.

The second and third sentences of the second paragraph in the section titled "Management of the Fund" on page 4 of the Prospectus are replaced in their entirety with the following:

The Manager contractually has agreed to waive all or a portion of its Management Fee and/or reimburse certain expenses of the Fund as described in the Fee Table above.